UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 25, 2014

AAON, INC.
(Exact name of Registrant as Specified in Charter)

Nevada	0-18953	87-0448736
(State or Other Jurisdiction	(Commission File Number: )	(IRS Employer Identification No.)
of Incorporation)

2425 South Yukon, Tulsa, Oklahoma		74107
(Address of Principal Executive Offices)		(Zip Code)

(Registrant's telephone number, including area code): (918) 583-2266

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

The Company announced on August 25, 2014, that its Board of Directors has authorized the Company to resume its stock buyback program adopted in May 2010, having a balance of approximately 1,350,000 shares yet to be repurchased. Under the terms of the Company’s plan, purchases may be made from time to time in the open market or through privately negotiated transactions at prevailing market prices, depending on market conditions. All shares purchased will be restored to the status of authorized but unissued stock. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Description

99.1	Press release dated August 25, 2014 announcing Board authorization to resume stock buyback program.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AAON, INC.

Date:	August 26, 2014	By:	/s/ John B. Johnson, Jr.
John B. Johnson, Jr., Secretary